[PHOTO]

FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
           Institutional U.S. Micro-Cap Fund Semi-Annual Report | April 30, 2001


                                              [LOGO] fremont
                                                     FREMONT INVESTMENT ADVISORS

--------------------------------------------------------------------------------
A MESSAGE FROM NANCY TENGLER,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

[PHOTO]

Dear Fremont Fund Shareholders,

In an internal research report titled "Sorting Through the Graveyard of Expectations", I tried to put the stock market's recent problems in perspective. I pointed out that Wall Street (and its accomplices in the media) tend to respond to the most recent economic and market data by extrapolating it out to infinity. If the economy slows, it is headed for recession. If corporate earnings trend lower, they are about to evaporate. If the market is falling, it's about to crash. In reality, things are rarely as bad as they appear during stormy periods and rarely as good as they look under blue skies. I concluded my report with the observation that historically, periods of confusion and despair have been ideal times to put idle cash to work in the market. We think history is now in the process of repeating itself.

In the first half of our fiscal 2001 (ending April 30th), the economy hit the skids faster than anyone anticipated, and corporate earnings came in well below expectations. However, the economic data suggests we are not headed into recession and that corporate earnings are not going to be nearly as bad as expected in the coming quarters. Although we can't be sure that April's stock market rally is a major turning point, we believe the longer-term outlook for equities is reasonably bright.

I also feel compelled to address what we at Fremont Funds believe to be another major investor misperception--that the demise of the dot coms means the Internet is a bust. On-line sales of products and services to the consumer is just a small part of the Internet revolution. The real driving force is the business-to-business (B2B) market, where companies in virtually every industry are using the Internet to cut costs, improve productivity, and service clients/customers more efficiently. Technology companies providing the tools for further developing B2B systems and those companies--new and old economy alike--that use these systems effectively will prosper.

It's been an exciting six months for Fremont Funds. At year-end 2000, we launched the Fremont New Era Value Fund. We also brought in Lend Lease Rosen as a new Sub-Advisor to the Fremont Real Estate Securities Fund. Portfolio Co-Manager Dr. Kenneth Rosen is a pioneer and one of the leading practitioners in the field of real estate securities investing.

Finally, most of you have probably read about California's electric utilities problem. I assure you the lights are on at Fremont Funds and we are working diligently to provide the best investment management and shareholder services available.

Sincerely,

/s/ Nancy Tengler

Nancy Tengler, President
The Fremont Funds

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fund Profile and Letter to Shareholders                                        2

Schedule of Investments                                                        4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities                                            6

Statement of Operations                                                        7

Statement of Changes in Net Assets                                             8

FINANCIAL HIGHLIGHTS                                                           9

NOTES TO FINANCIAL STATEMENTS                                                 10

--------------------------------------------------------------------------------

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------
Portfolio Manager
Robert E. Kern, Jr.
Kern Capital Management LLC

[PHOTO]
Robert E. Kern, Jr.

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont Institutional U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth. Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS

For the six-month period ended April 30, 2001, the Fremont Institutional U.S. Micro-Cap Fund declined 16.8% compared to the Russell 2000's 1.8% loss.

     Let me begin by pointing out that performance comparisons to our Russell 2000 benchmark were particularly difficult in first half fiscal 2001, because the value stocks in the Russell 2000 universe outperformed growth stocks by a wide margin. To wit, the Russell 2000 Value Index gained 14.6% in this reporting period, whereas the Russell 2000 Growth Index declined 17.3%. When compared to the latter index, the performance of our growth-oriented portfolio was quite competitive.

     Technology was a curse through most of this reporting period and a blessing during the tech stock driven April rally. We began the reporting period with approximately 26% of portfolio assets in the tech sector. We increased our tech exposure to 39% at its close. Blessed with hindsight, we were a bit early. However, we were able to establish new positions and add to existing tech holdings at what we believe will prove to be opportunistic prices. It's worth noting that more than half of the Fund's 11.7% gain in April came from our tech sector investments.

     Technology was not the only trouble spot in this challenging market. Our healthcare, services, and special situation investments also retreated. Only our consumer sector holdings posted a positive return. Despite their superior recent performance, we have been scaling back our consumer stock allocation. Historically consumer oriented companies have been prime beneficiaries of Fed easing. However, we believe large layoffs, high consumer debt, and low savings rates will restrain consumer spending in the year ahead.

     We are encouraged by the strong performance of technology stocks in April, but not sure we're out of the woods just yet. As I write, I've just come back from a technology conference in California where I met with several dozen companies. Most of these companies think business has bottomed or will bottom by the end of the year. However, they are having a very difficult time forecasting revenues and earnings in this unsettled economic environment. We think the inventory bulge that has decimated many tech companies' earnings will be worked off fairly quickly. However, we fear end product demand may remain relatively weak and that earnings will not recover as quickly as may be anticipated. Based on long-term earnings growth prospects, many technology stocks are reasonably valued. However, based on currently depressed earnings, they are still rather rich. We may have to just wait and see whether investors will take the long view or react negatively to weak earnings over the next several quarters.

     In this uncertain economic climate, it is critical to focus on the financial health of smaller growth companies. The capital markets are still basically closed for the season and some very good companies with exceptional business prospects may not make it if they can't access capital. Consequently, our focus is on investment candidates' balance sheets, particularly the debt and cash components.

     At the close of this reporting period, 39% of portfolio assets are in technology, 11% in healthcare, 8% in consumer, and 15% in special situations. Reflecting our reservations about the market, 27% of assets are in cash. We believe this cash will come in handy in the period ahead.

     Rather than talking about just one or two individual securities, let's mention a few of the business niches we believe hold exceptional promise. In the technology sector, selected semiconductor equipment and supplies companies are quite attractive. We believe we are nearing a bottom in the semiconductor cycle, and these stocks usually perform exceptionally well following a turn. We also like some small companies in the optical network components business. As capi-

2  FREMONT MUTUAL FUNDS
tal spending for the build out of short haul communications networks rebounds, these beaten down stocks should recover nicely. In the services sector, we are particularly fond of a small company in the commercial real estate database business. The company has secured market leadership in this growth niche because it did a lot of things right, but also because much of its competition became cash burn casualties as the capital markets shut down.

     In closing, the micro-cap sector has its own unique dynamics. When the market is falling, some investors tend to sell indiscriminately. When the market is rising, investors aggressively seek out the best opportunities among innovative companies. This helps explain the Fund's performance pattern of modest under-performance in falling markets and significant out-performance in rising markets. We believe this performance pattern will continue to translate into superior long-term investment returns.

Sincerely,

/s/ Robert E. Kern, Jr.

Robert E. Kern, Jr.
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT INSTITUTIONAL
U.S. MICRO-CAP FUND SECTOR
DIVERSIFICATION AS OF 4/30/01
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Other                          (6.3%)
Technology (Software)          (3.5%)
Capital Goods                  (4.6%)
Consumer Services              (6.0%)
Business Equipment & Services  (6.7%)
Health Care                   (10.6%)
Short-Term Securities         (27.1%)
Technology (Components)       (20.0%)
Technology (Equipment)        (15.2%)

ANNUAL RETURNS                TOP TEN HOLDINGS

11/01/88-   +25.28%           Zygo Corp. .................................  3.9%
10/31/89                      Microsemi Corp. ............................  3.8%
11/01/89-   -10.25%           Gene Logic, Inc. ...........................  3.3%
10/31/90                      ArthroCare Corp. ...........................  2.3%
11/01/90-   +84.70%           Anaren Microwave, Inc. .....................  2.2%
10/31/91                      ASMI International NV ......................  2.2%
11/01/91-    -0.65%           ATMI, Inc. .................................  2.2%
10/31/92                      Sage, Inc. .................................  1.8%
11/01/92-   +42.08%           Championship Auto Racing Teams, Inc. .......  1.8%
10/31/93                      Aaon, Inc. .................................  1.6%
11/01/93-   -10.62%                                                TOTAL   25.1%
10/31/94
11/01/94-   +29.21%           AVERAGE ANNUAL RETURNS
10/31/95                      FOR PERIODS ENDED 4/30/01
11/01/95-   +41.99%            1 Year     5 Years     10 Years
10/31/96                      --------------------------------
11/01/96-   +34.19%           -16.98%      25.80%      24.35%
10/31/97
11/01/97-   -21.03%
10/31/98
11/01/98-  +118.10%
10/31/99
11/01/99-   +60.36%
10/31/00
11/01/00-   -16.81%
4/30/01*

[GRAPHIC OMITTED]

GROWTH OF $10,0001
                           4/30/01
Fremont Institutional
U.S. Micro-Cap Fund      ($148,220)

Russell 2000 Index        ($40,136)

*Unannualized 1Assumes initial investment of $10,000 on November 1, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Performance for the Fremont Institutional U.S. Micro-Cap Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose assets were transferred into the Fremont Institutional U.S. Micro-Cap Fund on 8/6/97, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses than that of the Fremont Institutional U.S. Micro-Cap Fund and was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed on registered mutual funds. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. The returns shown were achieved during a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be achieved consistently. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products.

--------------------------------------------------------------------------------

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
      Shares   Security Description                                   (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS   71.8%

BUSINESS EQUIPMENT & SERVICES   6.7%

      76,500   Boston Communications Group, Inc.*                      $     799
      96,500   Bright Horizons Family Solutions, Inc.*                     2,398
      59,800   Corporate Executive Board Co.*                              1,988
     166,200   CoStar Group, Inc.*                                         3,864
     252,200   Datalink Corp.*                                             2,469
     149,600   First Consulting Group, Inc.                                1,198
      35,700   Infocrossing, Inc.*                                           286
     188,100   Spectrum Control, Inc.*                                     1,430
     234,200   Tele Tech Holdings, Inc.*                                   1,597
                                                                       ---------
                                                                          16,029
                                                                       ---------
CAPITAL GOODS   4.6%

     203,900   Aaon, Inc.*                                                 3,874
     141,100   Adept Technology, Inc.                                      1,424
     150,000   IMPCO Technologies, Inc.*                                   3,585
      56,200   Oshkosh Truck Corp.*                                        2,191
                                                                       ---------
                                                                          11,074
                                                                       ---------
CONSUMER DURABLES   0.0%

      58,700   Jore Corp.*                                                    65
                                                                       ---------
                                                                              65
                                                                       ---------
CONSUMER NON-DURABLES   0.5%

      61,700   Universal Electronics, Inc.*                                1,182
                                                                       ---------
                                                                           1,182
                                                                       ---------
CONSUMER SERVICES   6.0%

     174,550   American Classic Voyages Co.*                               1,656
     452,000   Cash America International, Inc.                            3,616
     267,300   Championship Auto Racing Teams, Inc.*                       4,397
     413,300   LoJack Corp.*                                               2,356
     238,400   Nucentrix Broadband Networks, Inc.*                         2,384
                                                                       ---------
                                                                          14,409
                                                                       ---------
HEALTH CARE   10.6%

     287,700   ArthroCare Corp.*                                           5,403
     152,900   BioSource International, Inc.*                              1,171
     639,900   eBenX, Inc.*                                                2,688
      42,500   Eclipsys Corp.*                                               858
     313,100   Endocare, Inc.*                                             2,207
     265,000   Fusion Medical Technologies, Inc.*                          1,537
     438,400   Gene Logic, Inc.*                                           7,935
      66,700   NeoPharm, Inc.*                                             1,691
      91,500   Novoste Corp.*                                              1,860
                                                                       ---------
                                                                          25,350
                                                                       ---------
RAW MATERIALS   0.2%

     101,900   Northern Technologies International Corp.                     571
                                                                       ---------
                                                                             571
                                                                       ---------
RETAIL   1.9%

      67,500   Buca, Inc.*                                                 1,394
      96,100   Electronics Boutique Holdings Corp.*                        2,391
     171,800   Good Guys, Inc.*                                              764
                                                                       ---------
                                                                           4,549
                                                                       ---------
SHELTER 1.1%

     210,700   Modtech Holdings, Inc.*                                 $   2,731
                                                                       ---------
                                                                           2,731
                                                                       ---------
TECHNOLOGY (COMPONENTS) 20.0%

     313,600   Anaren Microwave, Inc.*                                     5,331
     249,100   APA Optics, Inc.*                                           2,342
     199,900   ATMI, Inc.                                                  5,263
     154,100   August Technology Corp.                                     1,649
     131,500   California Amplifier, Inc.*                                   460
     331,600   California Micro Devices Corp.*                             1,767
     206,700   Genesis Microchip, Inc.                                     2,668
     221,000   Ii Vi, Inc.                                                 3,529
     135,500   Internagnetics General Corp.                                3,333
     168,000   IXYS Corp.                                                  2,920
     223,200   LightPatch Technologies, Inc. (Class A)                     3,136
     236,800   Microsemi Corp.*                                            9,085
      40,500   Opticnet, Inc.                                                  3
     511,400   Sage, Inc.*                                                 4,424
     110,500   Spectra-Physics Lasers, Inc.*                               2,049
                                                                       ---------
                                                                          47,959
                                                                       ---------
TECHNOLOGY (EQUIPMENT) 15.2%

     210,100   ASMI International, NV                                      5,274
     144,700   BEI Technologies, Inc.                                      3,617
     287,300   COMARCO, Inc.*                                              3,637
     302,200   Micro Component Technology, Inc.*                             976
     189,700   Netopia, Inc.*                                                630
     190,000   PRI Automation, Inc.*                                       3,631
     762,300   Repeater Technologies, Inc.*                                  701
     250,500   Rimage Corp.*                                               1,941
     363,000   RIT Technologies Ltd.*                                      1,978
     110,400   Riverstone Networks, Inc.                                   1,569
     295,500   Trikon Technologies, Inc.*                                  3,061
     255,800   Zygo Corp.*                                                 9,388
                                                                       ---------
                                                                          36,403
                                                                       ---------
TECHNOLOGY (SOFTWARE) 3.5%

     120,000   MDSI Mobile Data Solutions, Inc.*                             607
     116,900   Novadigm, Inc.*                                             1,122
     128,000   PC-Tel, Inc.*                                               1,219
     219,100   Primus Knowledge Solutions, Inc.*                             868
     173,600   Princeton Video Image, Inc.*                                  642
     424,600   Puma Technology, Inc.*                                      1,669
     169,500   Take-Two Interactive Software, Inc.*                        2,363
                                                                       ---------
                                                                           8,490
                                                                       ---------
UTILITIES 1.5%

     387,300   Cadiz, Inc.*                                                3,590
                                                                       ---------
                                                                           3,590
                                                                       ---------

TOTAL COMMON STOCKS (COST $197,876)                                      172,402
                                                                       ---------

      The accompanying notes are an integral part of these financial statements.

4  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
 Face Amount   Security Description                                   (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS   27.1%

$ 10,000,000   ABB Treasury Center,
                  4.600%(a), 05/04/01                                  $   9,996

  54,965,437   Repurchase Agreements, State
                  Street Bank and Trust Co.,
                  4.100%, 05/01/01 (Maturity
                  Value $54,972) (Cost $54,965)
                  Collateral: U.S. Treasury Bill,
                  0.000%, 08/09/01; FNMA,
                  6.875%, 09/15/10                                        54,965
                                                                       ---------

TOTAL SHORT-TERM INVESTMENTS (Cost $64,965)                               64,961
                                                                       ---------

TOTAL INVESTMENTS (Cost $262,841), 98.9%                                 237,363
                                                                       ---------

OTHER ASSETS AND LIABILITIES, NET, 1.1%                                    2,750
                                                                       ---------

NET ASSETS, 100.0%                                                     $ 240,113
                                                                       =========

*    Non-income producing security.
(a)  Represents discount rate or yield to maturity at the date of acquisition.

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  5

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           April 30, 2001 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)

ASSETS:

   Investments in securities at cost                                  $ 207,876
   Repurchase agreements at cost                                         54,965
                                                                      ---------
      TOTAL INVESTMENTS AT COST                                       $ 262,841
                                                                      =========

   Investments in securities at value                                 $ 182,398
   Repurchase agreements at value                                        54,965
   Dividends and interest receivable                                          6
   Receivable for securities sold                                         2,841
   Receivable from sale of fund shares                                    1,954
   Receivable from management                                                 7
   Other assets                                                               6
                                                                      ---------
      TOTAL ASSETS                                                      242,177
                                                                      ---------
LIABILITIES:

   Bank overdraft                                                           409
   Payable for securities purchased                                       1,325
   Payable for fund shares redeemed                                          79
   Accrued expenses:
      Investment advisory, administrative and distribution fees             200
      Other                                                                  51
                                                                      ---------
      TOTAL LIABILITIES                                                   2,064
                                                                      ---------
NET ASSETS                                                            $ 240,113
                                                                      =========
Net assets consist of:
   Paid in capital                                                    $ 271,754
   Undistributed net investment income                                      292
   Unrealized depreciation on investments                               (25,478)
   Accumulated net realized loss                                         (6,455)
                                                                      ---------
NET ASSETS                                                            $ 240,113
                                                                      =========
SHARES OF CAPITAL STOCK OUTSTANDING                                      18,207
                                                                      =========
NET ASSET VALUE PER SHARE                                             $   13.19
                                                                      =========

      The accompanying notes are an integral part of these financial statements.

6  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                  Six Months Ended April 30, 2001 (Unaudited)

STATEMENT OF OPERATIONS

(ALL NUMBERS IN THOUSANDS)

INVESTMENT INCOME:
   Interest                                                            $  1,631
   Dividends                                                                 39
                                                                       --------
      TOTAL INCOME                                                        1,670
                                                                       --------
EXPENSES:

   Investment advisory and administrative fees                            1,286
   Shareholder servicing fees                                                43
   Custody fees                                                              32
   Accounting fees                                                           32
   Audit and legal fees                                                      19
   Directors' fees                                                            9
   Registration fees                                                         49
   Reports to shareholders                                                   18
   Other                                                                     21
                                                                       --------
      TOTAL EXPENSES BEFORE REDUCTIONS                                    1,509
   Earned custody credits                                                    (2)
   Expenses waived and/or reimbursed by Advisor                            (109)
                                                                       --------
      TOTAL NET EXPENSES                                                  1,398
                                                                       --------
         NET INVESTMENT INCOME                                              272
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
   Net realized loss from:
      Investments                                                        (4,630)
   Net unrealized depreciation on:
      Investments                                                       (38,151)
                                                                       --------
      Net realized and unrealized loss from investments                 (42,781)
                                                                       --------
         NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(42,509)
                                                                       ========

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  7

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2000
(ALL NUMBERS IN THOUSANDS)

                                                                 APRIL 30,   OCTOBER 31,
                                                                    2001         2000
                                                                 ---------    ---------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income                                      $     272    $     670
      Net realized gain (loss) from investments                     (4,630)      65,700
      Net unrealized depreciation on investments                   (38,151)     (10,774)
                                                                 ---------    ---------
         Net increase (decrease) in net assets from operations     (42,509)      55,596
                                                                 ---------    ---------
   Distributions to shareholders from:
      Net investment income                                             --         (650)
      Net realized gains                                           (18,058)     (50,131)
                                                                 ---------    ---------
         Total distributions to shareholders                       (18,058)     (50,781)
                                                                 ---------    ---------
   From capital share transactions:
      Proceeds from shares sold                                     85,430      213,074
      Reinvested dividends                                          17,138       44,890
      Payments for shares redeemed                                 (43,542)    (126,096)
                                                                 ---------    ---------
         Net increase in net assets
          from capital share transactions                           59,026      131,868
                                                                 ---------    ---------
      Net increase (decrease) in net assets                         (1,541)     136,683
Net assets at beginning of period                                  241,654      104,971
                                                                 ---------    ---------
NET ASSETS AT END OF PERIOD                                      $ 240,113    $ 241,654
                                                                 =========    =========
Undistributed net investment income                              $     292    $      20
                                                                 =========    =========
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                              6,237        9,462
   Reinvested dividends                                              1,261        2,577
   Redeemed                                                         (3,206)      (5,797)
                                                                 ---------    ---------
      Net increase from capital share transactions                   4,292        6,242
                                                                 =========    =========

      The accompanying notes are an integral part of these financial statements.

8  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                                                   (UNAUDITED)
FINANCIAL HIGHLIGHTS                               SIX MONTHS             YEAR ENDED OCTOBER 31            PERIOD FROM
-----------------------------------------------       ENDED       ------------------------------------- AUGUST 4, 19971 TO
                                                 APRIL 30, 2001     2000          1999          1998     OCTOBER 31, 1997
                                                 --------------     ----          ----          ----    ------------------
SELECTED PER SHARE DATA
   for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD             $   17.37     $   13.68     $    7.52     $    9.78     $   10.00
                                                    ---------     ---------     ---------     ---------     ---------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)                        .02           .06          (.04)         (.04)           --
      Net realized and unrealized gain (loss)           (2.90)         8.19          8.80         (1.98)          .09
                                                    ---------     ---------     ---------     ---------     ---------
         Total investment operations                    (2.88)         8.25          8.76         (2.02)          .09
                                                    ---------     ---------     ---------     ---------     ---------
   LESS DISTRIBUTIONS

      From net investment income                           --          (.06)           --            --            --
      From net realized gains                           (1.30)        (4.50)        (2.60)         (.24)         (.31)
                                                    ---------     ---------     ---------     ---------     ---------
         Total distributions                            (1.30)        (4.56)        (2.60)         (.24)         (.31)
                                                    ---------     ---------     ---------     ---------     ---------
   NET ASSET VALUE, END OF PERIOD                   $   13.19     $   17.37     $   13.68     $    7.52     $    9.78
                                                    =========     =========     =========     =========     =========
TOTAL RETURN2                                          -16.81%        60.36%       118.10%       -21.03%          .90%
   Net assets, end of period (000s omitted)         $ 240,113     $ 241,654     $ 104,971     $  37,347     $  40,545
   Ratio of net expenses to average net assets3          1.25%*        1.25%         1.25%         1.25%         1.25%*
   Ratio of gross expenses to average net assets3        1.35%*        1.24%         1.35%         1.38%         1.49%*
   Ratio of net investment income (loss) to
     average net assets                                   .24%*         .30%         -.53%         -.44%         -.21%*
   Portfolio turnover rate                                101%          123%          155%          187%           28%

1    Fund's date of inception.
2 Total return would have been lower had the advisor not waived and/or reimbursed expenses.
3    See Note 2 of "Notes to Financial Statements."
*    Annualized.

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  9

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
           Notes To Financial Statements - April 30, 2001 (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES

          Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in twelve series (the "Funds"), one of which, the Institutional U.S. Micro-Cap Fund (the "Fund"), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

          The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States for investment companies.

     A.   SECURITY VALUATION

          Investments are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value.

     B.   SECURITY TRANSACTIONS

          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and Federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

          Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to the Fund based upon the Fund's relative net assets or the nature of the services performed and their applicability to the Fund.

     D.   INCOME TAXES

          No provision for Federal income taxes is required since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

          Income and capital gain distributions are determined in accordance with income tax regulations which differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

          Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment income or accumulated net realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E.   ACCOUNTING ESTIMATES

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

     F.   REPURCHASE AGREEMENTS

          The Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At April 30, 2001, all outstanding repurchase agreements held by the Fund had been entered into on that day.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

          INVESTMENT ADVISOR

          The Fund has entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a management fee based on the average daily net assets of the Fund at an annual rate of 1.15%. The Advisor has agreed to limit the Fund's total operating expenses to 1.25%

10  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
           Notes To Financial Statements - April 30, 2001 (Unaudited)

          of average daily net assets. The Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Because of these substantial contingencies, the potential reimbursements are accounted for as contingent liabilities that are not recordable by the Fund until payment is probable. At April 30, 2001, the cumulative unrecouped reimbursements totaled $234,627.

          The Fund has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such balances could have been employed by the Fund to produce income.

          OTHER RELATED PARTIES

          At April 30, 2001, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 24% of the Fund.

          Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

          Aggregate purchases and aggregate proceeds from sales of securities for the six months ended April 30, 2001 were as follows:

                                     PURCHASES        PROCEEDS
                                   -------------   -------------
          Long-term securities:    $ 105,115,472   $  77,475,496

4.   PORTFOLIO CONCENTRATIONS

          Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

5.   UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

          At April 30, 2001, the basis of securities for Federal income tax purposes was $263,984,392 and gross unrealized appreciation and depreciation were as follows:

               Unrealized appreciation       $ 25,314,399
               Unrealized depreciation        (51,935,667)
                                             ------------
               Net unrealized depreciation   $(26,621,268)
                                             ============

6.   LINE OF CREDIT

          The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, the Fund's borrowings cannot exceed 20% of its net assets and the combined borrowings of all Funds cannot exceed $75 million. The Fund did not incur such borrowings during the six months ended April 30, 2001.

                                                        FREMONT MUTUAL FUNDS  11

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12  FREMONT MUTUAL FUNDS

--------------------------
FREMONT FUNDS
50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com
--------------------------

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Distributed by First Fund Distributors, Inc., San Francisco, CA 94105
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BR008b-0106